      KEMPER VALUE FUND, INC.                KEMPER EUROPE FUND                   KEMPER HORIZON FUND
(formerly Kemper-Dreman Fund, Inc.)       SUPPLEMENT TO PROSPECTUS           Kemper Horizon 20+ Portfolio
      Kemper Contrarian Fund                 DATED APRIL 1, 1997             Kemper Horizon 10+ Portfolio
    Kemper Small Cap Value Fund                                               Kemper Horizon 5 Portfolio
 Kemper-Dreman High Return Equity                                              SUPPLEMENT TO PROSPECTUS
               Fund                                                            DATED SEPTEMBER 10, 1996
     SUPPLEMENT TO PROSPECTUS
       DATED APRIL 25, 1997

     -------------------------            -------------------------            -------------------------

                                     KEMPER RETIREMENT FUND--SERIES VII
                                          SUPPLEMENT TO PROSPECTUS
                                              DATED MAY 1, 1997

                                          -------------------------

INVESTMENT MANAGER AND UNDERWRITER
     Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and Zurich Kemper Investments, Inc. ("ZKI") will be operated either as a subsidiary of SKI or as part of SKI. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZKI and its affiliate, Dreman Value Advisors, Inc. ("DVA") and, where applicable, Rule 12b-1 agreements under the Investment Company Act of 1940, it is anticipated that ZKI would seek approval of new agreements by the Funds' boards and shareholders. If the contingencies are timely met, the transaction is expected to close in the fourth quarter of 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer. Mr. Villani will also join Zurich's Corporate Executive Board. A transition team comprised of representatives from ZKI, Zurich, and Scudder has been formed to make recommendations regarding combining the operations of Scudder and ZKI.
     With respect to the Kemper Value Fund, Inc., Thomas Sassi and Jonathan Kay have been co-managers of the Kemper Contrarian Fund since July, 1997. Mr. Sassi is the lead manager of the Fund. He joined DVA, the investment manager of the Fund, in August 1996 and serves as managing director and director of research, in addition to his position as the chief investment officer. He served as managing director and director of research of DVA from 1990 to 1993 and he was a consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996. Mr. Sassi received a B.B.A. in management and economics and an M.B.A. in Finance from Hofstra University in New York City, New York. Jonathan Kay joined DVA in 1993 where he has served as a portfolio manager for institutional accounts. From 1986 to 1993, Mr. Kay was a financial analyst for an unaffiliated investment management firm. He received a B.A. in economics from the University of Buffalo and an M.B.A. in Finance from Bernard M. Baruch College in New York City, New York.
     With respect to the Kemper Value Fund, Inc., Thomas H. Forester and Steven
T. Stokes have been the portfolio co-managers of the Kemper Small Cap Value Fund since July, 1997. Mr. Forester has lead responsibility for the management of the Fund. He joined DVA, the investment manager for the Small Cap Value Fund, in May 1997. Prior to joining DVA, he served as a senior portfolio manager of an unaffiliated investment management firm from 1995 to 1997. For the three years prior to 1995, he was a portfolio manager for another investment management firm. He received his undergraduate degree at the University of Colorado and an M.B.A. in finance from Northwestern University. He is a chartered financial analyst. Mr. Stokes joined DVA in April, 1996 and is currently a managing director of DVA. Prior to joining DVA, he served as a portfolio manager and financial analyst for an unaffiliated investment management firm from 1986 to 1996. Mr. Stokes received a B.S. degree in Finance from State University of New York at New Paltz. He is a chartered financial analyst.

SPECIAL PROMOTION
     From August 1, 1997 until September 30, 1997 ("Special Offering Period"), Zurich Kemper Distributors, Inc. ("ZKDI"), the principal underwriter for the Funds, intends to reallow the full applicable sales charge with respect to Class A shares of Kemper Europe Fund purchased during the Special Offering Period (not including shares acquired at net asset value). ZKDI also intends to pay an additional commission of .50% with respect to Class B shares of Kemper Europe Fund purchased during the Special Offering Period not including exchanges or other transactions for which commissions are not paid.

PURCHASE OF SHARES
     Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through ZKDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

August 18, 1997
KMF-1K  (8/97)
ZKDI  708014                                     (LOGO)printed on recycled paper